EXHIBIT 32.2

Certification of Chief Financial Officer Regarding Quarterly Report on Form 10-Q
Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Redwood Trust, Inc. (the “Company”) on Form 10-Q, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Martin S. Hughes, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods indicated.

Date: August 5, 2008	/s/ MARTIN S. HUGHES
Martin S. Hughes Chief Financial Officer and Secretary